EXHIBIT 23C






                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------



         We consent to the incorporation by reference in Registration Statement No. 333-89173 on Form S-8 and the Prospectus included therein of our reports dated February 9, 2002, (March 25, 2002 as to Note 9), included in the Annual Report on Form 10-K of Decorator Industries, Inc. for the fiscal year ended December 29, 2001.





                                                    LOUIS PLUNG & COMPANY, LLP
                                                    Certified Public Accountants




Pittsburgh, PA
March 25, 2002